                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): January 7, 2005


                        American Community Bancorp, Inc.
             (Exact name of registrant as specified in its charter)


           Indiana                       000-50946               20-1541152
(State or other jurisdiction         (Commission File           (IRS Employer
      of Incorporation)                   Number)            Identification No.)

                                 4424 Vogel Road
                            Evansville, Indiana 47715

                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (812) 962-2265

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         (b) On January 7, 2005, American Community Bancorp, Inc., (the "Company") announced that Thomas L. Austerman, President, Chief Executive Officer and Director of the Company, and Chief Executive Officer and Director of the Bank of Evansville (the "Bank"), the wholly-owned subsidiary of the Company, will retire as President and Chief Executive Officer of the Company and President of the Bank effective February 4, 2005. Mr. Austerman will also retire from the Board of Directors of the Company and the Bank effective February 4, 2005.
         The Company also announced on January 7, 2005, the appointment of Michael S. Sutton, age 49, to the position of President and Chief Executive Officer of the Company and Chief Executive Officer of the Bank effective February 4, 2005. Mr. Sutton currently serves as Executive Vice President of the Company and as President and Chief Operating Officer of the Bank, and will continue to serve in those capacities at the discretion of the Company's Board of Directors. Mr. Sutton's appointment as Chief Executive Officer of the Bank is subject to and contingent upon the approval of the Indiana Department of Financial Institutions.

         The Company did not enter into any new employment or change in control agreements with Mr. Sutton in connection with his appointment to the position of Chief Executive Officer and President of the Company.

         The Company issued a press release on January 7, 2005, announcing the matters described above. A copy of the release is filed as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits

         Exhibit 99.1  -   Press release issued by American Community Bancorp,
                           Inc. dated January 7, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  January 13, 2005                  AMERICAN COMMUNITY BANCORP, INC.



                                      By: /s/ Stephen C. Byelick, Jr.
                                          ---------------------------
                                           Stephen C. Byelick, Jr.
                                           Secretary and Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT       DESCRIPTION
  NO.

  99.1 Press release issued by American Community Bancorp, Inc., dated January 7, 2005.